UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
ATLAS AMERICA PUBLIC #9 LTD.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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SECOND NOTICE OF CONSENT SOLICITATION
FOR
ATLAS AMERICA PUBLIC #9 LTD.,
A PENNSYLVANIA LIMITED PARTNERSHIP
c/o Atlas Resources, LLC
Park Place Corporate Center One
1000 Commerce Drive, Suite 510
Pittsburgh, PA 15275
July 25, 2018
Dear Holder:
On July 3, 2018, a consent solicitation statement (the “Consent Solicitation”) was sent to you to request your consent to the adoption of an amendment (the “Amendment”) to the Amended and Restated Certificate and Agreement of Limited Partnership (the “Partnership Agreement”) of Atlas America Public #9 LTD. (the “Partnership”) to provide DGOC Partnership Holdings, LLC, as the managing general partner (“Managing General Partner” or “MGP”) of the Partnership, with the ability to transfer (the “Transfer”) the assets and liabilities of the Partnership to an affiliate. Following such Amendment and Transfer, the Partnership will have no assets, liabilities or operations. The MGP intends to liquidate the Partnership pursuant to the applicable terms of the Partnership Agreement and the Pennsylvania Uniform Limited Partnership Act (the “Liquidation”). Pursuant to the Partnership Agreement, the adoption of the Amendment requires the consent of the holders of a majority of the outstanding units representing limited partner interests (the “Units”). ANY HOLDER WHO FAILS TO RESPOND TO THE CONSENT SOLICITATION BY AUGUST 1, 2018 SHALL BE DEEMED TO HAVE GIVEN HIS OR HER CONSENT TO THE ADOPTION OF THE AMENDMENT.
**IF YOU HAVE ALREADY SUBMITTED YOUR VOTE WE DO APPRECIATE YOUR PARTICIPATION AND YOU MAY DISREGARD THIS NOTICE**
IF YOU HAVE NOT YET SUBMITTED YOUR VOTE, we are writing to ask that you please take a moment to review the Consent Solicitation previously mailed to you and place your vote.
Please complete, date and sign the enclosed Consent Form and return it by mail, overnight courier, hand, e-mail or fax, pursuant to the instructions below. Please note that this solicitation will expire at 5:00 p.m., New York City time, on August 1, 2018 (the “Expiration Date”), unless extended. Any holder that does not respond by the Expiration Date will be deemed to have consented to the Amendment.
If you have any questions or require any assistance in completing and returning the Consent Form, please contact us by mail at c/o DGOC Partnership Holdings, LLC, 1100 Corporate Drive, Birmingham, AL 35242, Attention: Joyce Collins; by overnight courier service c/o DGOC Partnership Holdings, LLC, 1100 Corporate Drive, Birmingham, AL 35242, Attention: Joyce Collins; by e-mail at jcollins@dgoc.com; by fax at (330) 896-8518; or by telephone at (330) 896-8510 ext. 267.
Very truly yours,

/s/ Robert R. Hutson, Jr.,
Chief Executive Officer of DGOC Partnership Holdings, LLC, the Managing General Partner
Important Notice Regarding the Availability of Consent Solicitation Materials:
The Notice of Consent Solicitation, Consent Solicitation Statement and Consent Form
are available at http://www.diversifiedgasandoil.com

CONSENT OF HOLDER
OF
ATLAS AMERICA PUBLIC #9 LTD.,
A PENNSYLVANIA LIMITED PARTNERSHIP
Important Notice Regarding the Availability of Consent Solicitation Materials:
The Notice of Consent Solicitation, Consent Solicitation Statement and Consent Form
are available at http://www.titanenergyllc.com/investment-programs/
This consent is solicited by Atlas America Public #9 LTD., a Pennsylvania limited partnership and the general partner of the Partnership (the “Managing General Partner”). THE MANAGING GENERAL PARTNER RECOMMENDS THAT YOU CONSENT TO THE AMENDMENT. ANY HOLDER WHO FAILS TO RESPOND TO THIS CONSENT SOLICITATION BY AUGUST 1, 2018 SHALL BE DEEMED TO HAVE GIVEN HIS OR HER CONSENT TO THE ADOPTION OF THE AMENDMENT.
The undersigned, a holder of Atlas America Public #9 LTD., a Pennsylvania limited partnership (the “Partnership”), and the holder of units representing limited partner interests (the “Units”) in the Partnership, acting with respect to all of the Units owned by the undersigned, hereby:

☐ Consents	☐ Withholds Consent
with respect to the Amendment to the Partnership Agreement of the Partnership to provide the Managing General Partner with the ability to transfer (the “Transfer”) the assets and liabilities of the Partnership to an affiliate. The MGP intends to liquidate the Partnership pursuant to the applicable terms of the Partnership Agreement and the Pennsylvania Corporate Law (the “Liquidation”) as described in the Consent Solicitation dated July 3, 2018. The undersigned acknowledges receipt of the Consent Solicitation.
The undersigned hereby constitutes and appoints the Managing General Partner as his or her attorney-in-fact for the purposes of executing any and all documents and taking any and all actions required under the partnership agreement in connection with this Consent Solicitation or in order to implement the actions set forth above.
Please return your completed, dated and signed copy of this Consent Form by mail in the enclosed postage-paid return envelope, by overnight courier or by hand to the address provided, by e-mail to the address provided or by facsimile to the number provided.
Please sign exactly as you hold your Units. When signing as an attorney-in-fact, executor, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.
IF NO ELECTION IS SPECIFIED, AN OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT WILL BE DEEMED TO BE A CONSENT TO THE ADOPTION OF THE AMENDMENT.
IN ACCORDANCE WITH SECTION 8.01(e) OF THE PARTNERSHIP’S LIMITED PARTNERSHIP AGREEMENT, FAILURE TO RESPOND TO THE CONSENT SOLICITATION BY AUGUST 1, 2018 SHALL BE DEEMED TO BE A CONSENT TO THE ADOPTION OF THE AMENDMENT.

Date: ________________________	__________________________________________ Type or Print Name of Individual or Entity

By: ______________________________________
Signature

Investor Number: _____________________	__________________________________________ Type or Print Name of Person Signing

__________________________________________ Capacity

__________________________________________ Tax Identification or Social Security Number

__________________________________________ Telephone Number

The signed Consent Form should be delivered by any one of these methods:

By Facsimile:	By Mail:

c/o DGOC Partnership Holdings, LLC 1100 Corporate Drive Birmingham, AL 35242 Attention: Joyce Collins

By Overnight Courier:	By Hand:

c/o DGOC Partnership Holdings, LLC 1100 Corporate Drive Birmingham, AL 35242	c/o DGOC Partnership Holdings, LLC 1100 Corporate Drive Birmingham, AL 35242

Attention: Joyce Collins	Attention: Joyce Collins

By E-mail:	For Information, Please Call:

pub9inquiries@dgoc.com	(330) 896-8510 ext. 829